   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 29, 2000
                                                      REGISTRATION NO. 333-
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                           CIPHERGEN BIOSYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                           8731                          33-059-5156
(State or other jurisdiction of   (Primary Standard Industrial           (I.R.S. Employer
incorporation or organization)     Classification Code Number)        Identification Number)

                             6611 DUMBARTON CIRCLE
                               FREMONT, CA 94555
                                 (510) 505-2100
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                            ------------------------

                             WILLIAM E. RICH, PH.D.
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           CIPHERGEN BIOSYSTEMS, INC.
                             6611 DUMBARTON CIRCLE
                               FREMONT, CA 94555
                                 (510) 505-2100

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

                                   COPIES TO:

     MICHAEL J. O'DONNELL, ESQ.                    JOHN MONTGOMERY, ESQ.
      RICHARD L. PICHENY, ESQ.                BROBECK, PHLEGER & HARRISON LLP
  WILSON SONSINI GOODRICH & ROSATI                 TWO EMBARCADERO PLACE
      PROFESSIONAL CORPORATION                         2200 GENG ROAD
         650 PAGE MILL ROAD                         PALO ALTO, CA 94303
        PALO ALTO, CA 94304                            (650) 424-0160
           (650) 493-9300

                            ------------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-32812

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. / /

                        CALCULATION OF REGISTRATION FEE

                                                            AMOUNT TO BE         PROPOSED MAXIMUM            AMOUNT OF
    TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED      REGISTERED(1)    AGGREGATE OFFERING PRICE     REGISTRATION FEE
Common Stock $0.001 per share.............................    575,000               $9,200,000               $2,429(2)

(1) Includes 75,000 shares subject to an over-allotment option to be granted to the Underwriters.

(2) The Company previously registered an aggregate of $92,000,000 worth of Common Stock on a Registration Statement on Form S-1 (File No. 333-32812), for which a filing fee of $24,288 was previously paid on the filing of such Registration Statement. The Registrant has instructed a bank to transmit by wire transfer the filing fee to the Securities and Exchange Commission. The Registrant will not revoke such instruction, and it has sufficient funds in such account to cover the amount of the registration fee.

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
                           INCORPORATION BY REFERENCE

    This Registration Statement on Form S-1 is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Commission File No. 333-32812) filed by Ciphergen Biosystems, Inc. with the Securities and Exchange Commission as declared effective on September 28, 2000, are incorporated herein by reference.

                                    EXHIBITS

    The following exhibits are filed as part of this Registration Statement:

Item 16.(a) Exhibits and financial statements schedules

       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
         5.1            Opinion of Wilson Sonsini Goodrich & Rosati, P.C., as to the
                          legality of the securities
        23.1            Consent of PricewaterhouseCoopers LLP, Independent
                          Accountants
        23.2            Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1)

    All other exhibits in the prior registration statement are incorporated by reference herein.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fremont, California, on the 28th day of September 2000.

                                                       CIPHERGEN BIOSYSTEMS, INC.

                                                       By:             /s/ WILLIAM E. RICH
                                                            -----------------------------------------
                                                                         William E. Rich
                                                              PRESIDENT AND CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                  SIGNATURE                                  TITLE                        DATE
                  ---------                                  -----                        ----
             /s/ WILLIAM E. RICH               President and Chief Executive
    ------------------------------------         Officer, and Director             September 28, 2000
               William E. Rich                   (PRINCIPAL EXECUTIVE OFFICER)
            /s/ MATTHEW J. HOGAN
    ------------------------------------       Chief Financial Officer             September 28, 2000
              Matthew J. Hogan                   (PRINCIPAL FINANCIAL OFFICER)

                      *
    ------------------------------------       Corporate Controller                September 28, 2000
              Daniel M. Caserza                  (PRINCIPAL ACCOUNTING OFFICER)

                      *
    ------------------------------------                    Director               September 28, 2000
                John A. Young

                      *
    ------------------------------------                    Director               September 28, 2000
            Michael J. Callaghan

                      *
    ------------------------------------                    Director               September 28, 2000
              Barbara J. Dalton

                      *
    ------------------------------------                    Director               September 28, 2000
            Jean-Francois Formela

                      *
    ------------------------------------                    Director               September 28, 2000
              William R. Green

                      *
    ------------------------------------                    Director               September 28, 2000
              James L. Rathmann

                      *
    ------------------------------------                    Director               September 28, 2000
                Daniel Vapnek

* Pursuant to Power of Attorney previously filed with the Securities and Exchange Commission with the Registration Statement on Form S-1 (File No. 333-32812) and incorporated herein by reference.

             /s/ WILLIAM E. RICH
    ------------------------------------
               William E. Rich
              ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS

    The following exhibits are filed as part of this Registration Statement:

      EXHIBITS
---------------------
5.1                     Opinion of Wilson Sonsini Goodrich & Rosati, P.C., as to the
                          legality of the securities
23.1                    Consent of PricewaterhouseCoopers LLP, Independent
                          Accountants
23.2                    Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1)

    All other exhibits in the prior registration statement are incorporated by reference herein.